Taxes on Income (Schedule of Composition of Income Tax Benefit (Taxes on Income)) (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Current tax income (expense)
Current year	€ (119)	€ (741)	€ (438)
Adjustments for prior years, net	(4)	(14)	26
Total current tax income (expense)	(123)	(755)	(412)
Deferred tax income
Creation and reversal of temporary differences	248	1,042	197
Tax benefit (taxes on income)	€ 125	€ 287	€ (215)